                                                             EXHIBIT 99.2 (n)(2)

                               Powers of Attorney


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing the undersigned in his capacity as trustee or officer, or both, as the case may be, of the Registrant, does hereby appoint Mark S. Casady, Kathryn L. Quirk, Philip J. Collora, Caroline Pearson and Maureen E. Kane and each of them, severally, or if more than one acts, a majority of them, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.



/s/ James E. Akins               Trustee                  April 20, 1999
---------------------------
James E. Akins


                                 Trustee
---------------------------
Arthur R. Gottschalk


/s/ Frederick T. Kelsey          Trustee                  April 20, 1999
---------------------------
Frederick T. Kelsey


/s/ Thomas W. Littauer           Trustee                  April 20, 1999
---------------------------
Thomas W. Littauer


                                 Trustee
---------------------------
Kathryn L. Quirk



/s/ Fred B. Renwick              Trustee                  April 20, 1999
---------------------------
Fred B. Renwick



/s/ Cornelia M. Small            Trustee                  April 20, 1999
---------------------------
Cornelia M. Small



/s/ John G. Weithers             Trustee                  April 20, 1999
---------------------------
John G. Weithers